                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 1998

                                    AMERICORP

             (Exact name of Registrant as specified in its Charter)

           CALIFORNIA                 333-63841                77-0164985
----------------------------------- -------------         --------------------
 (State or Other Jurisdiction of    (File Number)           (I.R.S. employer
 Incorporation or Organization)                             Identification No.)

  304 EAST MAIN STREET, VENTURA, CA                              93001
-----------------------------------                       --------------------
   (Address of Principal Executive                            (Zip Code)
              Offices)

       Registrant's Telephone Number, including area code: (805) 658-6633
                                                           ------------------




  ----------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

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                              Exhibit Index Page 4

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On December 1, 1998 the Audit Committee of the Company accepted the resignation of its certifying accountant, Fanning & Karrh (F&K). F&K's resignation was related to scheduling conflicts and limited staffing.

         For the years ending December 31, 1997 and 1996, F&K did not issue any adverse opinion nor has it filed any disclaimer of opinion on the Company's financial statements. There were also no qualifications or modifications as to uncertainty, audit scope or accounting principles. Additionally, during the two most recent fiscal years and the subsequent interim periods preceding their resignation, there have been no disagreements with F&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

         On December 3, 1998, the Company engaged Vavrinek, Trine Day & Co., LLP (VTD) as its certifying accountants (as approved by the Audit Committee).

         As disclosed in the Form S-4, (File #333-63841), the Company has entered into an agreement pursuant to which Channel Islands Bank (CIB) will be merged into the Company's banking subsidiary, American Commercial Bank. VTD is also the certifying accountant for Channel Islands Bank. VTD has been engaged by CIB to issue an opinion as the proper accounting treatment for the proposed merger. The written opinion has not been issued but VTD has orally advised CIB that the merger will be accounted for as a pooling of interests.

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                              Exhibit Index Page 4

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 4, 1998                  Americorp

                                         By: /s/ GERALD J. LUKIEWSKI
                                             ---------------------------------
                                         Gerald J. Lukiewski
                                         President and Chief Executive Officer

                                         By: /s/ KEITH J. SCIARILLO
                                             ---------------------------------
                                         Vice President
                                         Chief Financial  Officer


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                              Exhibit Index Page 4


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                                 EXHIBIT INDEX

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
EXHIBIT NO.                      DESCRIPTION                      PAGE NO.
     16         Letter from Fanning & Karrh to the                   5
                Securities and Exchange Commission,
                dated December 4, 1998, agreeing to the
                statements in this report.
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